                            SUPPLEMENT TO PROSPECTUS
              FOR THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)
                               SEPARATE ACCOUNT H
                            DATED SEPTEMBER 16, 2002

THE FOLLOWING CHANGES WILL BE IMPLEMENTED ON MAY 5, 2003:

EXERCISE OF GRIB II

Monthly Income Factors

For contracts issued on and after May 5, 2003, and in states where approved, the following annuity option will replace the Joint and Survivor Life Annuity with a 20-Year Period Certain:

Option 2: Joint and Survivor Life Annuity with a 10-Year Period Certain - An annuity with payments guaranteed for 10 years and continuing thereafter during the joint lifetime of the annuitant and a designated co-annuitant. Since payments are guaranteed for 10 years, annuity payments will be made to the end of such period if both the annuitant and the co-annuitant die prior to the end of the tenth year.

OPTIONAL BENEFITS

      GUARANTEED RETIREMENT INCOME BENEFIT III. Applications received on or after May 5, 2003 may be issued with an optional Guaranteed Retirement Income Benefit III ("GRIB III") if you elect GRIB III and if GRIB III is available for sale in the state where the contract is sold. GRIB II is no longer available for applications received on or after May 5, 2003 in states where GRIB III is available. Election of GRIB III may only be made at issue, is irrevocable, and GRIB III may only be terminated as described below.

GRIB III guarantees a minimum lifetime fixed income benefit in the form of fixed monthly annuity payments. The amount of these payments is determined by applying the Income Base to the annuity purchase rates in the GRIB III rider. As described below, the Income Base is calculated as the greater of purchase payments accumulated at a fixed growth factor or the maximum contract anniversary value, less amounts deducted in connection with partial withdrawals. Because the annuity options provided for in the contract are based on the contract value and current annuity purchase rates at the time of annuitization, the amount of the monthly annuity payments under such options may exceed the monthly annuity payments provided by GRIB III. If GRIB III is exercised and the monthly annuity payments available under the contract are greater than the monthly annuity payments provided by GRIB III, we will pay the monthly annuity payments available under the contract. For GRIB III, we impose an annual fee of 0.50% of the Income Base. The fee is deducted from the contract value on each contract anniversary.

      INCOME BASE THE INCOME BASE UPON WHICH THE AMOUNT OF GRIB III ANNUITY PAYMENTS IS BASED IS THE GREATER OF (I) THE GROWTH FACTOR INCOME BASE OR (II) THE STEP-UP INCOME BASE.

      Growth Factor Income Base. The Growth Factor Income Base is equal to (a) less (b), where:

      (a) is the sum of all purchase payments made, accumulated at the growth factor indicated below starting on the date each payment is allocated to the contract, and

      (b) is the sum of Withdrawal Reductions (defined below) in connection with partial withdrawals taken, accumulated at the growth factor indicated below starting on the date each deduction occurs.

If total partial withdrawals taken during a Contract Year are no greater than the Annual Withdrawal Limit then the Withdrawal Reduction reduces the Growth Factor Income Base on the next contract anniversary by the dollar amount of the partial withdrawal. If total partial withdrawals taken during a Contract Year are greater than the Annual Withdrawal Limit, then the Withdrawal Reduction will instead reduce the Growth Factor Income Base on a pro rata basis, equal to (i) times (ii) where: (i) is equal to the Growth Factor Income Base immediately prior to the partial withdrawal and (ii) is equal to the partial withdrawal amount divided by the contract value prior to the partial withdrawal.

In any contract year, the Annual Withdrawal Limit is determined by multiplying the Growth Factor Income Base on the previous contract anniversary by the growth factor indicated below.

The growth factor is 5% per annum if the oldest annuitant is 75 or younger at issue, and 3% per annum if the oldest annuitant is 76 or older at issue. The growth factor is reduced to 0% once the oldest annuitant has attained age 85.

      Step-Up Income Base. The Step-Up Income Base is equal to the greatest anniversary value after the effective date of GRIB III and prior to the oldest annuitant's attained age 81. The anniversary value is equal to the contract value on the last day of the contract year, plus subsequent purchase payments, less the percentage reduction in your Contract Value attributable to the amount of all partial withdrawals taken since the last day of the contract year.

THE INCOME BASE IS USED SOLELY FOR PURPOSES OF CALCULATING THE GRIB III MONTHLY ANNUITY PAYMENTS AND DOES NOT PROVIDE A CONTRACT VALUE OR GUARANTEE PERFORMANCE OF ANY INVESTMENT OPTION.

      EXERCISE OF GRIB III

      Conditions of Exercise. GRIB III may be exercised subject to the following conditions:

1. GRIB III may not be exercised until the 10th contract anniversary and then must be exercised within 30 days immediately following the 10th contract anniversary or a subsequent contract anniversary, and

2. GRIB III must be exercised by the contract anniversary immediately prior to the oldest annuitant's 85th birthday or the 10th contract anniversary, if later.

      Monthly Income Factors. The Income Base, reduced for any remaining withdrawal charges and any applicable premium taxes, may be applied to monthly income factors to purchase a guaranteed lifetime income under the following annuity options:

OPTION 1: LIFE ANNUITY WITH A 10-YEAR PERIOD CERTAIN - An annuity with payments guaranteed for 10 years and continuing thereafter during the lifetime of the annuitant. Since payments are guaranteed for 10 years, annuity payments will be made to the end of such period if the annuitant dies prior to the end of the tenth year.

OPTION 2: JOINT AND SURVIVOR LIFE ANNUITY WITH A 10-YEAR PERIOD CERTAIN - An annuity with payments guaranteed for 10 years and continuing thereafter during the joint lifetime of the annuitant and a designated co-annuitant. Since payments are guaranteed for 10 years, annuity payments will be made to the end of such period if both the annuitant and the co-annuitant die prior to the end of the tenth year.

The Monthly Income Factor used will depend upon the sex (except for Contracts issued to employer sponsored retirement plans as required by applicable law) and age nearest birthday of the Annuitant and Co-Annuitant, if any. The Monthly Income Factors are based on the Annuity 2000 Mortality Table with interest at the rate of 2.5% per annum. The Monthly Income Factors used for Contracts issued to employer sponsored retirement plans are based on unisex mortality rates. Unisex rates are derived by blending male and female mortality rates based on the Annuity 2000 Mortality Table with interest at the rate of 2.5% per annum. The annuitant may only be changed to an individual that is the same age or younger than the oldest current annuitant. A change of annuitant will not affect the Income Base calculation.

The use of GRIB III is limited in connection with its use under qualified plans, such as an IRA, because of the minimum distribution requirements imposed by federal tax law on these plans. In general, if GRIB III is not exercised on or before the date required minimum distributions must begin under a qualified plan, you or your beneficiary may be unable to exercise the benefit under GRIB III.

Hence, you should consider that since (a) GRIB III may not be exercised until the 10th contract anniversary after its election and (b) the election of GRIB III is irrevocable, there can be circumstances under a qualified plan in which you will be charged a GRIB III fee (discussed further below), even though neither you nor your beneficiary may be able to exercise GRIB III because of the restrictions imposed by the minimum distribution requirements. If you plan to exercise GRIB III after your required beginning date under a qualified plan, you should consider whether GRIB III is appropriate for your circumstances. Please consult your advisor.

In order to comply with applicable federal income tax laws, in some circumstances, we will shorten the guarantee period under an annuity option so that it does not exceed the life expectancy of the annuitant, or the joint life expectancy of the joint annuitants, depending on the annuity option chosen. Once the guarantee period is shortened upon exercise of GRIB III, it will not be further reduced. The guarantee period will never be increased based on the life expectancy of the annuitant or at any other time or due to any other event.

      When you exercise GRIB III, actual income will be based on the greater of
(i) your GRIB III Income Base Monthly Income Factors described above or (ii) your contract value at current annuitization rates. (The Income Base cannot be applied to current annuitization rates.)

Illustrated below are the income amounts provided by GRIB III, assuming a $100,000 initial purchase payment into a non-qualified contract, with no subsequent payments or withdrawals. "Current" is based on Contract Value at current annuitization rates. Contract Value is assumed to be as listed below. Current annuitization rates applied to Contract Value assume an interest rate of 6.70%, which is the average of the SPIA (Single Premium Immediate Annuity) statutory maximum valuation rates for the period 1993-2002, as required by Illinois guidelines. "Guaranteed" is based on GRIB III Income Base at the Monthly Income Factors described above. A 5% growth factor is assumed in calculating the Growth Factor Income Base. The Step Up Income Base is assumed to be less than the Growth Factor Income Base.

EXAMPLE 1 - male annuitant age 60 at issue - Option 1: Life Annuity with a 10-Year Period Certain

                                                                 ANNUAL INCOME
                                                           ------------------------
Contract Anniversary at    ACCOUNT           INCOME                                    Annual Income
Exercise of GRIB III        VALUE             BASE          Current      Guaranteed       Provided
----------------------     --------         --------       --------      ----------    --------------
10                         $ 90,000         $162,889       $  8,651       $  9,676        $  9,676
15                         $105,000         $207,893       $ 11,088       $ 14,095        $ 14,095
20                         $120,000         $265,330       $ 13,824       $ 20,059        $ 20,059

EXAMPLE 2 - male and female co-annuitants, both age 60 at issue - Option 2:
Joint and Survivor Life Annuity with a 10-Year Period Certain

                                                                 ANNUAL INCOME
                                                           ------------------------
Contract Anniversary at    ACCOUNT           INCOME                                    Annual Income
Exercise of GRIB III        VALUE             BASE          Current      Guaranteed       Provided
----------------------     --------         --------       --------      ----------    --------------
10                         $ 90,000         $162,889       $  7,333      $  7,975       $ 7,975
15                         $105,000         $207,893       $  9,475      $ 11,501       $11,501
20                         $120,000         $265,330       $ 12,154      $ 16,429       $16,429


      TERMINATION OF GRIB III

      GRIB III will terminate upon the earliest to occur of:

      (a) the contract anniversary immediately prior to the oldest annuitant's 85th birthday or the tenth contract anniversary, if later;

      (b)   the termination of the contract for any reason; or

      (c)   the exercise of GRIB III.

      THE ELECTION OF GRIB III ON A CONTRACT MAY NOT ALWAYS BE IN YOUR INTEREST SINCE AN ADDITIONAL FEE IS IMPOSED FOR THIS BENEFIT.

      GRIB III FEE. The risk assumed by us associated with GRIB III is that annuity benefits payable under GRIB III are greater than annuity benefits that would have been payable if you had selected another annuity benefit permitted by the contract and described in the prospectus under "PAY-OUT PERIOD PROVISIONS." To compensate us for this risk, we charge an annual GRIB III fee (the "GRIB III Fee"). On or before the maturity date, the GRIB III Fee is deducted on each contract anniversary. The amount of the GRIB III Fee is equal to 0.50% multiplied by the Income Base in effect on that contract anniversary. The GRIB III Fee is withdrawn from each investment option in the same proportion that the value of the investment account of each investment option bears to the contract value.

      If there is a full withdrawal of contract value on any date other than the contract anniversary, we will deduct a pro-rata portion of the GRIB III Fee from the amount paid upon withdrawal. In the case of a full withdrawal, the GRIB III Fee will be multiplied by the Income Base immediately prior to withdrawal. The GRIB III Fee will not be deducted during the annuity period. For purposes of determining the GRIB III Fee, the commencement of annuity payments will be treated as a full withdrawal.

                                       ***

      GRIB III DOES NOT PROVIDE CONTRACT VALUE OR GUARANTEE PERFORMANCE OF ANY INVESTMENT OPTION. BECAUSE THIS BENEFIT IS BASED ON CONSERVATIVE ACTUARIAL FACTORS, THE LEVEL OF LIFETIME INCOME THAT IT GUARANTEES MAY OFTEN BE LESS THAN THE LEVEL THAT WOULD BE PROVIDED BY APPLICATION OF CONTRACT VALUE AT CURRENT ANNUITY FACTORS. THEREFORE, GRIB III SHOULD BE REGARDED AS A SAFETY NET. AS DESCRIBED ABOVE UNDER "INCOME BASE," WITHDRAWALS WILL REDUCE THE GRIB III BENEFIT.

                         SUPPLEMENT DATED APRIL 15, 2003